EXHIBIT 10.50

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THIS SECURITY OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS SECURITY ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THIS SECURITY HAS BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 47

Right to Purchase 300,000 Shares of Common Stock of Vertical Computer Systems, Inc.




                         VERTICAL COMPUTER SYSTEMS, INC.

                          Common Stock Purchase Warrant


         VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, Parker, Mills & Patel, LLP, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time up to and including Three (3) years after the date hereof, and before 5:00 p.m., Los Angeles time, on November 26, 2004, Three Hundred Thousand (300,000) fully paid and nonassessable shares of Common Stock , $.00001 par value, of the Company at an Exercise Price per share initially equal to $0.014. The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in this Warrant.

         1. EXERCISE AT OPTION OF HOLDER. This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof, by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder to the Company and by making payment, in cash or by certified or official bank check payable to the order of the Company or wire transfer to the Company's account or, with the prior written consent of the Company, through the surrender of previously acquired shares of Common Stock at their fair market value on the exercise date or through the execution of a promissory note collateralized by the shares underlying the Warrant, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Exercise Price then in effect. On any partial exercise the

Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

         2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. DILUTION.

            a. DIVIDENDS, ETC. If the Company shall pay to the holders of its Common Stock a dividend in shares of Common Stock or in securities convertible into Common Stock, the Exercise Price in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately decreased, effective at the opening of business on the next following full business day.

            b. SPLITS, COMBINATIONS, ETC. If the Company shall split the outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the Exercise Price in effect immediately prior to such action shall be proportionately decreased in the case of a split or increased in the case of a combination, effective at the opening of business on the full business day next following the day such action becomes effective.

         4. PROTECTION IN CASE OR RECLASSIFICATION, ETC. In case of any reclassification or change of the terms of the outstanding shares of the class of Common Stock issuable upon the exercise of this Warrant, then upon exercise of this Warrant (other than a change relating to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another company (other than a merger in which the Company is the continuing company or which does not result in any reclassification or change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant, other than a split or combination of shares), or in case of any sale or conveyance to any other person or entity of all or substantially all of the assets of the Company, the Company shall use its best efforts to execute an agreement providing that the holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance. This Section 4 shall apply to successive reclassifications and changes of and dividends and distributions on shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notice of the execution of any agreement pertaining to such reclassification, change, dividend, distribution, consolidation, merger, sale or conveyance shall be given to the holder of this Warrant as soon as practicable and in any event not less than ten (10) business days before any such transaction is consummated.

         5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.

         6. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

         7. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 6, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

         8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. WARRANT AGENT. The Company will act as the exercise agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to
Section 1. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, redeeming this Warrant pursuant to Section 2, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         10. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, until properly exercised.

         11. NOTICES, ETC. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 7.

         12. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.



IN WITNESS WHEREOF, Vertical Computer Systems, Inc. has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated: November 26, 2001                VERTICAL COMPUTER SYSTEMS, INC.



                                        By:
                                            ------------------------------------
                                              Richard Wade

                              FORM OF SUBSCRIPTION

                          COMMON STOCK PURCHASE WARRANT
                       OF VERTICAL COMPUTER SYSTEMS, INC.

(To be signed only on exercise of Warrant)

TO:      VERTICAL COMPUTER SYSTEMS, INC.
         6336 Wilshire Boulevard
         Los Angeles, California 90048

      1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ________ shares of Common Stock, as defined in the Warrant, of Vertical Systems, Inc., a Delaware corporation (the "Company").

      2. The undersigned Holder pays the aggregate purchase price for such shares of Common Stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

                  Name:
                                 -----------------------------------------------

                  Address:
                                 -----------------------------------------------



Dated:
      -----------------------                 (Signature must conform to name of
                                              Holder as specified on the face of
                                              the Warrant)

                                              ----------------------------------

                                              ----------------------------------
                                                              (Address)